CNA Financial Corporation Supplemental Financial Information June 30, 2025 This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Table of Contents Consolidated Results Statements of Operations 1 Components of Income (Loss), Per Share Data and Return on Equity 2 Selected Balance Sheet Data and Statements of Cash Flows Data 3 Results of Operations Property & Casualty 4 Specialty 5 Commercial 6 International 7 Life & Group 8 Corporate & Other 9 Investment Information Investment Summary - Consolidated 10 Investment Summary - Property & Casualty and Corporate & Other 11 Investment Summary - Life & Group 12 Investments - Fixed Maturity Securities by Credit Rating 13 Components of Net Investment Income 14 Net Investment Gains (Losses) 15 Other Claim & Claim Adjustment Expense Reserve Rollforward 16 Life & Group Policyholder Reserves 17 Definitions and Presentation 18 Page

Statements of Operations Periods ended June 30 Three Months Six Months (In millions) 2025 2024 Change 2025 2024 Change Revenues: Net earned premiums $ 2,694 $ 2,498 8% $ 5,320 $ 4,939 8 % Net investment income 662 618 7 1,266 1,227 3 Net investment (losses) gains (46) (10) (55) (32) Non-insurance warranty revenue 398 404 795 811 Other revenues 9 9 18 18 Total revenues 3,717 3,519 6 7,344 6,963 5 Claims, Benefits and Expenses: Insurance claims and policyholders’ benefits (re-measurement loss of $15, $25, $23 and $40) 2,085 1,882 4,112 3,689 Amortization of deferred acquisition costs 469 435 940 879 Non-insurance warranty expense 384 388 769 782 Other operating expenses 368 378 731 715 Interest expense 31 34 63 69 Total claims, benefits and expenses 3,337 3,117 (7) 6,615 6,134 (8) Income (loss) before income tax 380 402 729 829 Income tax (expense) benefit (81) (85) (156) (174) Net income (loss) $ 299 $ 317 (6) % $ 573 $ 655 (13) % 1

Components of Income (Loss), Per Share Data and Return on Equity Periods ended June 30 Three Months Six Months (In millions, except per share data) 2025 2024 2025 2024 Components of Income (Loss) Core income (loss) $ 335 $ 326 $ 616 $ 681 Net investment gains (losses) (36) (9) (43) (26) Net income (loss) $ 299 $ 317 $ 573 $ 655 Diluted Earnings (Loss) Per Common Share Core income (loss) $ 1.23 $ 1.19 $ 2.26 $ 2.50 Net investment gains (losses) (0.13) (0.02) (0.16) (0.10) Diluted earnings (loss) per share $ 1.10 $ 1.17 $ 2.10 $ 2.40 Weighted Average Outstanding Common Stock and Common Stock Equivalents Basic 271.1 271.6 271.2 271.6 Diluted 272.2 272.6 272.4 272.6 Return on Equity Net income (loss) (1) 11.4% 13.0% 10.8% 13.3 % Core income (loss) (2) 11.0 10.6 10.0 10.9 (1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period. (2) Annualized core income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period. 2

Selected Balance Sheet Data and Statements of Cash Flows Data (In millions, except per share data) June 30, 2025 December 31, 2024 Total investments $ 49,048 $ 47,482 Reinsurance receivables, net of allowance for uncollectible receivables 6,417 6,051 Total assets 68,936 66,492 Insurance reserves 47,422 45,480 Claim and claim adjustment expenses 26,203 24,976 Unearned premiums 7,890 7,346 Future policy benefits 13,329 13,158 Debt 2,975 2,973 Total liabilities 58,275 55,979 Accumulated other comprehensive income (loss) (1) (1,586) (1,991) Total stockholders' equity 10,661 10,513 Book value per common share $ 39.39 $ 38.82 Book value per common share excluding AOCI $ 45.25 $ 46.16 Outstanding shares of common stock (in millions of shares) 270.6 270.8 Statutory capital and surplus - Combined Continental Casualty Companies (2) $ 11,203 $ 11,165 Three Months Ended June 30 2025 2024 Net cash flows provided (used) by operating activities $ 562 $ 616 Net cash flows provided (used) by investing activities (559) 40 Net cash flows provided (used) by financing activities (125) (689) Net cash flows provided (used) by operating, investing and financing activities $ (122) $ (33) Six Months Ended June 30 2025 2024 Net cash flows provided (used) by operating activities $ 1,200 $ 1,120 Net cash flows provided (used) by investing activities (471) (209) Net cash flows provided (used) by financing activities (847) (878) Net cash flows provided (used) by operating, investing and financing activities $ (118) $ 33 (1) As of June 30, 2025 and December 31, 2024, AOCI included after-tax cumulative impacts of changes in discount rates used to measure long duration contracts of $236 million and $353 million. (2) Statutory capital and surplus as of June 30, 2025 is preliminary. 3

Property & Casualty - Results of Operations

Periods ended June 30	Three Months			Six Months		
(In millions)	2025	2024	Change	2025	2024	Change
Gross written premiums	$ 4,194	$ 4,072	3 %	$ 8,092	$ 7,814	4 %
Gross written premiums ex. 3rd party captives	3,353	3,203	5	6,495	6,139	6
Net written premiums	2,846	2,674	6	5,452	5,064	8
Net earned premiums	2,588	2,389	8	5,108	4,720	8
Insurance claims and policyholders' benefits	1,664	1,530		3,382	3,033	
Amortization of deferred acquisition costs	469	435		940	879	
Insurance related administrative expenses	305	300		596	558	
Underwriting gain (loss)	150	124	21	190	250	(24)
Net investment income	414	361	15	776	718	8
Non-insurance warranty revenue	398	404		795	811	
Other revenues	9	9		18	18	
Non-insurance warranty expense	384	388		769	782	
Other expenses	15	28		39	56	
Interest expense	—	(1)		—	—	
Core income (loss) before income tax	572	483		971	959	
Income tax (expense) benefit on core income (loss)	(124)	(103)		(212)	(207)	
Core income (loss)	$ 448	$ 380	18 %	$ 759	$ 752	1 %
Other Performance Metrics						
Underwriting gain (loss)	$ 150	$ 124	21 %	$ 190	$ 250	(24) %
Effect of catastrophe losses	62	82		159	170	
(Favorable) unfavorable net prior year loss reserve development	(4)	(12)		57	(19)	
(Favorable) unfavorable other development-related items (1)	5	6		6	8	
Effect of (favorable) unfavorable development-related items	1	(6)		63	(11)	
Underlying underwriting gain (loss)	$ 213	$ 200	7 %	$ 412	$ 409	1 %
Loss & LAE ratio	63.9 %	63.8 %	(0.1) pts	65.8 %	63.9 %	(1.9) pts
Expense ratio	29.8	30.7	0.9	30.1	30.4	0.3
Dividend ratio	0.4	0.3	(0.1)	0.4	0.4	—
Combined ratio	94.1 %	94.8 %	0.7 pts	96.3 %	94.7 %	(1.6) pts
Less: Effect of catastrophe impacts	2.4	3.5	1.1	3.1	3.6	0.5
Less: Effect of (favorable) unfavorable development-related items	—	(0.3)	(0.3)	1.2	(0.3)	(1.5)
Underlying combined ratio	91.7 %	91.6 %	(0.1) pts	92.0 %	91.4 %	(0.6) pts
Rate	3 %	4 %	(1) pts	4 %	4 %	— pts
Renewal premium change	5 %	5 %	— pts	5 %	5 %	— pts
Retention	83 %	85 %	(2) pts	84 %	85 %	(1) pts
New business	$ 645	$ 595	8 %	$ 1,210	$ 1,124	8 %

(1) Other development-related items represents net prior year premium development, the effects of interest accretion on net prior year loss development and the change in allowance for uncollectible reinsurance.

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Specialty - Results of Operations

Periods ended June 30 (In millions)	Three Months 2025	Three Months 2024	Change	Six Months 2025	Six Months 2024	Change
Gross written premiums	$ 1,692	$ 1,728	(2) %	$ 3,364	$ 3,410	(1) %
Gross written premiums ex. 3rd party captives	1,013	984	3	1,943	1,864	4
Net written premiums	892	857	4	1,734	1,649	5
Net earned premiums	862	831	4	1,692	1,645	3
Insurance claims and policyholders' benefits	522	495		1,033	974	
Amortization of deferred acquisition costs	195	180		384	358	
Insurance related administrative expenses	92	96		180	177	
Underwriting gain (loss)	53	60	(12)	95	136	(30)
Net investment income	170	154	10	321	304	6
Non-insurance warranty revenue	398	404		795	811	
Other revenues	(1)	(1)		—	—	
Non-insurance warranty expense	384	388		769	782	
Other expenses	10	14		25	28	
Interest expense	—	(1)		—	—	
Core income (loss) before income tax	226	216		417	441	
Income tax (expense) benefit on core income (loss)	(49)	(47)		(90)	(95)	
Core income (loss)	$ 177	$ 169	5 %	$ 327	$ 346	(5) %
Other Performance Metrics						
Underwriting gain (loss)	$ 53	$ 60	(12) %	$ 95	$ 136	(30) %
Effect of catastrophe losses	—	—		—	—	
(Favorable) unfavorable net prior year loss reserve development	—	(3)		10	(8)	
(Favorable) unfavorable other development-related items [1]	—	—		—	—	
Effect of (favorable) unfavorable development-related items	—	(3)		10	(8)	
Underlying underwriting gain (loss)	$ 53	$ 57	(7) %	$ 105	$ 128	(18) %
Loss & LAE ratio	60.1 %	59.2 %	(0.9) pts	60.7 %	58.9 %	(1.8) pts
Expense ratio	33.2	33.2	—	33.3	32.5	(0.8)
Dividend ratio	0.3	0.3	—	0.3	0.3	—
Combined ratio	93.6 %	92.7 %	(0.9) pts	94.3 %	91.7 %	(2.6) pts
Less: Effect of catastrophe impacts	—	—	—	—	—	—
Less: Effect of (favorable) unfavorable development-related items	—	(0.4)	(0.4)	0.6	(0.5)	(1.1)
Underlying combined ratio	93.6 %	93.1 %	(0.5) pts	93.7 %	92.2 %	(1.5) pts
Rate	3 %	— %	3 pts	3 %	1 %	2 pts
Renewal premium change	4 %	1 %	3 pts	4 %	2 %	2 pts
Retention	86 %	90 %	(4) pts	88 %	89 %	(1) pts
New business	$ 122	$ 118	3 %	$ 234	$ 212	10 %

(1) Other development-related items represents net prior year premium development, the effects of interest accretion on net prior year loss development and the change in allowance for uncollectible reinsurance.

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Commercial - Results of Operations

Periods ended June 30 (In millions)	Three Months 2025	Three Months 2024	Change	Six Months 2025	Six Months 2024	Change
Gross written premiums	$ 2,065	$ 1,927	7 %	$ 3,918	$ 3,613	8 %
Gross written premiums ex. 3rd party captives	1,903	1,802	6	3,742	3,484	7
Net written premiums	1,563	1,458	7	3,061	2,796	9
Net earned premiums	1,402	1,247	12	2,782	2,449	14
Insurance claims and policyholders' benefits	947	851		1,962	1,686	
Amortization of deferred acquisition costs	211	199		430	399	
Insurance related administrative expenses	170	158		333	296	
Underwriting gain (loss)	74	39	90	57	68	(16)
Net investment income	206	175	18	383	351	9
Other revenues	10	10		18	18	
Other expenses	15	13		25	25	
Core income (loss) before income tax	275	211		433	412	
Income tax (expense) benefit on core income (loss)	(57)	(44)		(91)	(87)	
Core income (loss)	$ 218	$ 167	31 %	$ 342	$ 325	5 %
Other Performance Metrics						
Underwriting gain (loss)	$ 74	$ 39	90 %	$ 57	$ 68	(16) %
Effect of catastrophe losses	57	76		143	158	
(Favorable) unfavorable net prior year loss reserve development	(4)	(6)		47	(8)	
(Favorable) unfavorable other development-related items (1)	5	6		6	8	
Effect of (favorable) unfavorable development-related items	1	—		53	—	
Underlying underwriting gain (loss)	$ 132	$ 115	15 %	$ 253	$ 226	12 %
Loss & LAE ratio	67.1 %	68.0 %	0.9 pts	70.0 %	68.4 %	(1.6) pts
Expense ratio	27.2	28.5	1.3	27.4	28.4	1.0
Dividend ratio	0.5	0.5	—	0.5	0.5	—
Combined ratio	94.8 %	97.0 %	2.2 pts	97.9 %	97.3 %	(0.6) pts
Less: Effect of catastrophe impacts	4.2	6.1	1.9	5.2	6.4	1.2
Less: Effect of (favorable) unfavorable development-related items	—	(0.1)	(0.1)	1.9	—	(1.9)
Underlying combined ratio	90.6 %	91.0 %	0.4 pts	90.8 %	90.9 %	0.1 pts
Rate	5 %	7 %	(2) pts	6 %	7 %	(1) pts
Renewal premium change	6 %	7 %	(1) pts	7 %	8 %	(1) pts
Retention	81 %	84 %	(3) pts	83 %	84 %	(1) pts
New business	$ 420	$ 405	4 %	$ 790	$ 772	2 %

(1) Other development-related items represents net prior year premium development, the effects of interest accretion on net prior year loss development and the change in allowance for uncollectible reinsurance.

CNA

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International - Results of Operations

Periods ended June 30	Three Months			Six Months		
(In millions)	2025	2024	Change	2025	2024	Change
Gross written premiums	$ 437	$ 417	5 %	$ 810	$ 791	2 %
Net written premiums	391	359	9	657	619	6
Net earned premiums	324	311	4	634	626	1
Insurance claims and policyholders' benefits	195	184		387	373	
Amortization of deferred acquisition costs	63	56		126	122	
Insurance related administrative expenses	43	46		83	85	
Underwriting gain (loss)	23	25	(8)	38	46	(17)
Net investment income	38	32	19	72	63	14
Other revenues	—	—		—	—	
Other expenses	(10)	1		(11)	3	
Core income (loss) before income tax	71	56		121	106	
Income tax (expense) benefit on core income (loss)	(18)	(12)		(31)	(25)	
Core income (loss)	$ 53	$ 44	20 %	$ 90	$ 81	11 %
Other Performance Metrics						
Underwriting gain (loss)	$ 23	$ 25	(8) %	$ 38	$ 46	(17) %
Effect of catastrophe losses	5	6		16	12	
(Favorable) unfavorable net prior year loss reserve development	—	(3)		—	(3)	
(Favorable) unfavorable other development-related items (1)	—	—		—	—	
Effect of (favorable) unfavorable development-related items	—	(3)		—	(3)	
Underlying underwriting gain (loss)	$ 28	$ 28	— %	$ 54	$ 55	(2) %
Loss & LAE ratio	59.9 %	59.1 %	(0.8) pts	61.0 %	59.6 %	(1.4) pts
Expense ratio	32.9	32.8	(0.1)	33.0	33.0	—
Dividend ratio	—	—	—	—	—	—
Combined ratio	92.8 %	91.9 %	(0.9) pts	94.0 %	92.6 %	(1.4) pts
Less: Effect of catastrophe impacts	1.4	2.0	0.6	2.5	2.0	(0.5)
Less: Effect of (favorable) unfavorable development-related items	—	(1.0)	(1.0)	—	(0.5)	(0.5)
Underlying combined ratio	91.4 %	90.9 %	(0.5) pts	91.5 %	91.1 %	(0.4) pts
Rate	(4) %	— %	(4) pts	(3) %	— %	(3) pts
Renewal premium change	(1) %	2 %	(3) pts	— %	3 %	(3) pts
Retention	86 %	80 %	6 pts	85 %	81 %	4 pts
New business	$ 103	$ 72	43 %	$ 186	$ 140	33 %

(1) Other development-related items represents net prior year premium development, the effects of interest accretion on net prior year loss development and the change in allowance for uncollectible reinsurance.

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Life & Group - Results of Operations Periods ended June 30 Three Months Six Months (In millions) 2025 2024 2025 2024 Net earned premiums $ 106 $ 109 $ 212 $ 219 Net investment income 235 239 461 470 Other revenues — — — — Total operating revenues 341 348 673 689 Insurance claims and policyholders' benefits 313 325 613 637 Insurance related administrative expenses 31 29 61 58 Other expenses 1 1 1 1 Total claims, benefits and expenses 345 355 675 696 Core income (loss) before income tax (4) (7) (2) (7) Income tax (expense) benefit on core income (loss) 5 6 9 11 Core income (loss) $ 1 $ (1) $ 7 $ 4 8

Corporate & Other - Results of Operations Periods ended June 30 Three Months Six Months (In millions) 2025 2024 2025 2024 Net earned premiums $ — $ — $ — $ — Net investment income 13 18 29 39 Other revenues — — — — Total operating revenues 13 18 29 39 Insurance claims and policyholders' benefits 108 27 117 19 Insurance related administrative expenses 1 — 1 — Interest expense 31 35 63 69 Other expenses 15 20 33 42 Total claims, benefits and expenses 155 82 214 130 Core income (loss) before income tax (142) (64) (185) (91) Income tax (expense) benefit on core income (loss) 28 11 35 16 Core income (loss) $ (114) $ (53) $ (150) $ (75) 9

Investment Summary - Consolidated

(In millions)	June 30, 2025 Carrying Value	June 30, 2025 Net Unrealized Gains (Losses)	March 31, 2025 Carrying Value	March 31, 2025 Net Unrealized Gains (Losses)	December 31, 2024 Carrying Value	December 31, 2024 Net Unrealized Gains (Losses)
Fixed maturity securities:						
Corporate and other bonds	$ 25,704	$ (503)	$ 25,728	$ (647)	$ 24,944	$ (882)
States, municipalities and political subdivisions:						
Tax-exempt	3,515	(169)	3,035	(130)	3,167	(48)
Taxable	3,860	(500)	3,609	(472)	3,637	(544)
Total states, municipalities and political subdivisions	7,375	(669)	6,644	(602)	6,804	(592)
Asset-backed:						
RMBS	3,545	(402)	3,438	(406)	3,244	(481)
CMBS	1,648	(90)	1,665	(105)	1,681	(131)
Other ABS	3,576	(188)	3,610	(192)	3,541	(215)
Total asset-backed	8,769	(680)	8,713	(703)	8,466	(827)
U.S. Treasury and obligations of government-sponsored enterprises	226	(5)	218	(1)	220	—
Foreign government	725	(19)	670	(18)	677	(24)
Redeemable preferred stock	—	—	—	—	—	—
Total fixed maturity securities	42,799	(1,876)	41,973	(1,971)	41,111	(2,325)
Equities:						
Common stock	223	—	182	—	180	—
Non-redeemable preferred stock	504	—	513	—	479	—
Total equities	727	—	695	—	659	—
Limited partnership investments:						
Hedge funds	371	—	360	—	359	—
Private equity funds	2,296	—	2,212	—	2,161	—
Total limited partnership investments	2,667	—	2,572	—	2,520	—
Other invested assets	88	—	96	—	85	—
Mortgage loans	1,040	—	1,049	—	1,019	—
Short-term investments	1,727	(1)	1,584	—	2,088	—
Total investments	$ 49,048	$ (1,877)	$ 47,969	$ (1,971)	$ 47,482	$ (2,325)
Net receivable/(payable) on investment activity	$ (220)		$ (92)		$ 16	
Effective duration (in years)	6.3		6.3		6.2	
Weighted average rating[1]	A		A		A	

RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

(1) Obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises were classified as AAA for purposes of calculating the weighted average rating.

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Investment Summary - Property & Casualty and Corporate & Other

(In millions)	June 30, 2025 Carrying Value	June 30, 2025 Net Unrealized Gains (Losses)	March 31, 2025 Carrying Value	March 31, 2025 Net Unrealized Gains (Losses)	December 31, 2024 Carrying Value	December 31, 2024 Net Unrealized Gains (Losses)
Fixed maturity securities:						
Corporate and other bonds	$ 14,852	$ (307)	$ 14,900	$ (435)	$ 14,755	$ (538)
States, municipalities and political subdivisions:						
Tax-exempt	1,437	(228)	959	(211)	983	(189)
Taxable	2,510	(407)	2,225	(399)	2,157	(446)
Total states, municipalities and political subdivisions	3,947	(635)	3,184	(610)	3,140	(635)
Asset-backed:						
RMBS	3,543	(402)	3,436	(406)	3,242	(481)
CMBS	1,626	(88)	1,643	(103)	1,659	(128)
Other ABS	3,019	(82)	3,049	(92)	2,979	(105)
Total asset-backed	8,188	(572)	8,128	(601)	7,880	(714)
U.S. Treasury and obligations of government-sponsored enterprises	217	(5)	209	(1)	211	—
Foreign government	679	(9)	624	(8)	631	(14)
Redeemable preferred stock	—	—	—	—	—	—
Total fixed maturity securities	27,883	(1,528)	27,045	(1,655)	26,617	(1,901)
Equities:						
Common stock	223	—	182	—	180	—
Non-redeemable preferred stock	158	—	143	—	115	—
Total equities	381	—	325	—	295	—
Limited partnership investments:						
Hedge funds	329	—	319	—	275	—
Private equity funds	2,038	—	1,963	—	1,653	—
Total limited partnership investments	2,367	—	2,282	—	1,928	—
Other invested assets	88	—	96	—	85	—
Mortgage loans	867	—	875	—	844	—
Short-term investments	1,636	(1)	1,529	—	2,040	—
Total investments	$ 33,222	$ (1,529)	$ 32,152	$ (1,655)	$ 31,809	$ (1,901)
Net receivable/(payable) on investment activity	$ (205)		$ (90)		$ 7	
Effective duration (in years)	4.5		4.4		4.3	
Weighted average rating[1]	A		A		A	

(1) Obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises were classified as AAA for purposes of calculating the weighted average rating.

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Investment Summary - Life & Group

(In millions)	June 30, 2025 Carrying Value	June 30, 2025 Net Unrealized Gains (Losses)	March 31, 2025 Carrying Value	March 31, 2025 Net Unrealized Gains (Losses)	December 31, 2024 Carrying Value	December 31, 2024 Net Unrealized Gains (Losses)
Fixed maturity securities:						
Corporate and other bonds	$ 10,852	$ (196)	$ 10,828	$ (212)	$ 10,189	$ (344)
States, municipalities and political subdivisions:						
Tax-exempt	2,078	59	2,076	81	2,184	141
Taxable	1,350	(93)	1,384	(73)	1,480	(98)
Total states, municipalities and political subdivisions	3,428	(34)	3,460	8	3,664	43
Asset-backed:						
RMBS	2	—	2	—	2	—
CMBS	22	(2)	22	(2)	22	(3)
Other ABS	557	(106)	561	(100)	562	(110)
Total asset-backed	581	(108)	585	(102)	586	(113)
U.S. Treasury and obligations of government-sponsored enterprises	9	—	9	—	9	—
Foreign government	46	(10)	46	(10)	46	(10)
Redeemable preferred stock	—	—	—	—	—	—
Total fixed maturity securities	14,916	(348)	14,928	(316)	14,494	(424)
Equities:						
Common stock	—	—	—	—	—	—
Non-redeemable preferred stock	346	—	370	—	364	—
Total equities	346	—	370	—	364	—
Limited partnership investments:						
Hedge funds	42	—	41	—	84	—
Private equity funds	258	—	249	—	508	—
Total limited partnership investments	300	—	290	—	592	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	173	—	174	—	175	—
Short-term investments	91	—	55	—	48	—
Total investments	$ 15,826	$ (348)	$ 15,817	$ (316)	$ 15,673	$ (424)
Net receivable/(payable) on investment activity	$ (15)		$ (2)		$ 9	
Effective duration (in years)	9.8		9.8		9.8	
Weighted average rating[1]	A-		A-		A-	

(1) Obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises were classified as AAA for purposes of calculating the weighted average rating.

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Investments - Fixed Maturity Securities by Credit Rating

June 30, 2025	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total	
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$ —	$ —	$ 8	$ —	$ 773	$ (20)	$ 8,168	$ (125)	$ 15,313	$ (337)	$ 1,442	$ (21)	$ 25,704	$ (503)
States, municipalities and political subdivisions	—	—	1,388	(80)	4,702	(455)	1,081	(79)	187	(48)	17	(7)	7,375	(669)
Asset-backed:														
RMBS	2,898	(301)	631	(104)	8	—	—	—	—	—	8	3	3,545	(402)
CMBS	—	—	703	(3)	601	(41)	173	(12)	119	(14)	52	(20)	1,648	(90)
Other ABS	—	—	481	(17)	247	(64)	1,403	(44)	1,262	(47)	183	(16)	3,576	(188)
Total asset-backed	2,898	(301)	1,815	(124)	856	(105)	1,576	(56)	1,381	(61)	243	(33)	8,769	(680)
U.S. Treasury and obligations of government-sponsored enterprises	226	(5)	—	—	—	—	—	—	—	—	—	—	226	(5)
Foreign government	—	—	199	(2)	367	(5)	48	(6)	111	(6)	—	—	725	(19)
Redeemable preferred stock	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total fixed maturity securities	$ 3,124	$ (306)	$ 3,410	$ (206)	$ 6,698	$ (585)	$ 10,873	$ (266)	$ 16,992	$ (452)	$ 1,702	$ (61)	$ 42,799	$ (1,876)
Percentage of total fixed maturity securities	7 %		8 %		16 %		25 %		40 %		4 %		100 %	

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Components of Net Investment Income Consolidated Periods ended June 30 Three Months Six Months (In millions) 2025 2024 2025 2024 Taxable fixed income securities $ 508 $ 484 $ 1,004 $ 956 Tax-exempt fixed income securities 36 36 70 74 Total fixed income securities 544 520 1,074 1,030 Common stock 19 4 17 18 Limited partnerships - hedge funds 24 10 32 22 Limited partnerships - private equity funds 57 64 105 106 Total limited partnership and common stock investments 100 78 154 146 Other, net of investment expense 18 20 38 51 Net investment income $ 662 $ 618 $ 1,266 $ 1,227 Effective income yield for fixed income securities portfolio 4.9% 4.8% 4.8% 4.8 % Limited partnership and common stock return 3.6 3.1 5.7 6.1 Property & Casualty and Corporate & Other Periods ended June 30 Three Months Six Months (In millions) 2025 2024 2025 2024 Taxable fixed income securities $ 310 $ 301 $ 614 $ 592 Tax-exempt fixed income securities 10 9 19 19 Total fixed income securities 320 310 633 611 Common stock 19 4 17 18 Limited partnerships - hedge funds 22 5 28 12 Limited partnerships - private equity funds 43 36 80 59 Total limited partnership and common stock investments 84 45 125 89 Other, net of investment expense 23 24 47 57 Net investment income $ 427 $ 379 $ 805 $ 757 Effective income yield for fixed income securities portfolio 4.4% 4.4% 4.4% 4.3 % Life & Group Periods ended June 30 Three Months Six Months (In millions) 2025 2024 2025 2024 Taxable fixed income securities $ 198 $ 183 $ 390 $ 364 Tax-exempt fixed income securities 26 27 51 55 Total fixed income securities 224 210 441 419 Common stock — — — — Limited partnerships - hedge funds 2 5 4 10 Limited partnerships - private equity funds 14 28 25 47 Total limited partnership and common stock investments 16 33 29 57 Other, net of investment expense (5) (4) (9) (6) Net investment income $ 235 $ 239 $ 461 $ 470 Effective income yield for fixed income securities portfolio 5.7% 5.6% 5.7% 5.6% 14

Net Investment Gains (Losses) Periods ended June 30 Consolidated Three Months Six Months (In millions) 2025 2024 2025 2024 Fixed maturity securities: Corporate and other bonds $ (40) $ (4) $ (49) $ (21) States, municipalities and political subdivisions — (2) (1) (2) Asset-backed (8) (6) (7) (21) Total fixed maturity securities (48) (12) (57) (44) Non-redeemable preferred stock 6 1 6 12 Derivatives, short-term and other 1 1 1 — Mortgage loans (5) — (5) — Net investment gains (losses) (46) (10) (55) (32) Income tax benefit (expense) on net investment gains (losses) 10 1 12 6 Net investment gains (losses), after tax $ (36) $ (9) $ (43) $ (26) 15

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended June 30, 2025 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period							
Gross	$ 7,572	$ 11,708	$ 3,046	$ 22,326	$ 616	$ 2,639	$ 25,581
Ceded	1,495	1,468	534	3,497	81	2,239	5,817
Net	6,077	10,240	2,512	18,829	535	400	19,764
Net incurred claim & claim adjustment expenses	519	939	194	1,652	9	117	1,778
Net claim & claim adjustment expense payments	(524)	(783)	(85)	(1,392)	(11)	(12)	(1,415)
Foreign currency translation adjustment and other	1	2	145	148	(1)	(1)	146
Claim & claim adjustment expense reserves, end of period							
Net	6,073	10,398	2,766	19,237	532	504	20,273
Ceded	1,631	1,490	490	3,611	79	2,240	5,930
Gross	$ 7,704	$ 11,888	$ 3,256	$ 22,848	$ 611	$ 2,744	$ 26,203

Six months ended June 30, 2025 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period							
Gross	$ 7,426	$ 11,336	$ 2,920	$ 21,682	$ 622	$ 2,672	$ 24,976
Ceded	1,447	1,397	504	3,348	81	2,284	5,713
Net	5,979	9,939	2,416	18,334	541	388	19,263
Net incurred claim & claim adjustment expenses	1,028	1,947	386	3,361	14	143	3,518
Net claim & claim adjustment expense payments	(935)	(1,489)	(234)	(2,658)	(22)	(27)	(2,707)
Foreign currency translation adjustment and other	1	1	198	200	(1)	—	199
Claim & claim adjustment expense reserves, end of period							
Net	6,073	10,398	2,766	19,237	532	504	20,273
Ceded	1,631	1,490	490	3,611	79	2,240	5,930
Gross	$ 7,704	$ 11,888	$ 3,256	$ 22,848	$ 611	$ 2,744	$ 26,203

CNA

16

Life & Group Policyholder Reserves Three months ended June 30, 2025 (In millions) Claim and claim adjustment expenses Future policy benefits Total Beginning of Period $ 535 $ 13,304 $ 13,839 Incurred claims and policyholders' benefits (1) 9 302 311 Benefit and expense payments (11) (281) (292) Change in discount rate assumptions and other (AOCI) (1) 4 3 End of Period $ 532 $ 13,329 $ 13,861 Six months ended June 30, 2025 (In millions) Claim and claim adjustment expenses Future policy benefits Total Beginning of Period $ 541 $ 13,158 $ 13,699 Incurred claims and policyholders' benefits (1) 14 596 610 Benefit and expense payments (22) (574) (596) Change in discount rate assumptions and other (AOCI) (1) 149 148 End of Period $ 532 $ 13,329 $ 13,861 (1) Incurred claims and policyholders' benefits above does not agree to Net incurred claims and benefits as reflected in Note J to the Condensed Consolidated Financial Statements included under Part I, Item 1 of the Quarterly Report on Form 10-Q due to the timing of benefit and expense cash flows in determining Future Policy Benefit reserves, along with the allowable expenses in the reserve. 17

Definitions and Presentation • Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company. • P&C Operations includes Specialty, Commercial and International. • Life & Group segment includes the individual and group run-off long-term care businesses as well as structured settlement obligations not funded by annuities related to certain property and casualty claimants. • Corporate & Other segment primarily includes certain corporate expenses, including interest on corporate debt, and the results of certain property and casualty business in run-off, including CNA Re, asbestos and environmental pollution (A&EP), a legacy portfolio of excess workers' compensation (EWC) policies and certain legacy mass tort reserves. • Management uses the core income (loss) financial measure to monitor the Company’s operations for the Specialty, Commercial and International segments. Core income (loss) is calculated by excluding from net income (loss) the after-tax effects of net investment gains or losses and gains or losses resulting from pension settlement transactions. Net investment gains or losses are excluded from the calculation of core income (loss) because they are generally driven by economic factors that are not necessarily reflective of our primary operations. The calculation of core income (loss) excludes gains or losses resulting from pension settlement transactions as they result from decisions regarding our defined benefit pension plans which are unrelated to our primary operations. Management monitors core income (loss) for each business segment to assess segment performance. Presentation of consolidated core income (loss) is deemed to be a non-GAAP financial measure and management believes some investors may find this measure useful to evaluate the Company's primary operations. Please refer to Note P to the Consolidated Financial Statements within the December 31, 2024 Form 10-K for further discussion regarding how the Company manages its business. • In evaluating the results of the Specialty, Commercial and International segments, management uses the loss ratio, the underlying loss ratio, the expense ratio, the dividend ratio, the combined ratio and the underlying combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The underlying loss ratio excludes the impact of catastrophe losses and development-related items from the loss ratio. Development-related items represents net prior year loss reserve and premium development, and includes the effects of interest accretion and change in allowance for uncollectible reinsurance. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss ratio, the expense ratio and the dividend ratio. The underlying combined ratio is the sum of the underlying loss ratio, the expense ratio and the dividend ratio. The underlying loss ratio and the underlying combined ratio are deemed to be non-GAAP financial measures, and management believes some investors may find these ratios useful to evaluate our underwriting performance since they remove the impact of catastrophe losses, which are unpredictable as to timing and amount, and development-related items as they are not indicative of our current year underwriting performance. In addition, management also utilizes renewal premium change, rate, retention and new business in evaluating operating trends. Renewal premium change represents the estimated change in average premium on policies that renew, including rate and exposure changes. Rate represents the average change in price on policies that renew excluding exposure change. Exposure represents the measure of risk used in the pricing of the insurance product. The change in exposure represents the change in premium dollars on policies that renew as a result of the change in risk of the policy. Retention represents the percentage of premium dollars renewed, excluding rate and exposure changes, in comparison to the expiring premium dollars from policies available to renew. New business represents premiums from policies written with new customers and additional policies written with existing customers. 18

• Management uses underwriting gain (loss) and underlying underwriting gain (loss), calculated using GAAP financial results, to monitor our insurance operations. Underwriting gain (loss) is deemed to be a non-GAAP financial measure and is calculated pretax as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses. Net income (loss) is the most directly comparable GAAP measure. Management believes some investors may find this measure useful to evaluate the profitability, before tax, derived from our underwriting activities, which are managed separately from our investing activities. Underlying underwriting gain (loss) is also deemed to be a non-GAAP financial measure, and represents pretax underwriting gain (loss) excluding catastrophe losses and development-related items. Management believes some investors may find this measure useful to evaluate the profitability, before tax, derived from our underwriting activities, excluding the impact of catastrophe losses, which are unpredictable as to timing and amount, and development-related items as they are not indicative of our current year underwriting performance. • This financial supplement may also reference or contain financial measures utilized to monitor the Company's investment portfolio that are not in accordance with GAAP. The Company's investment portfolio is monitored by management through analysis of various factors including unrealized gains and losses on securities, portfolio duration and exposure to market and credit risk. • For reconciliations of non-GAAP measures to the most comparable GAAP measures and other information, please refer herein and/or to CNA's filings with the Securities and Exchange Commission, available at www.cna.com. • Gross written premiums ex. 3rd party captives represents gross written premiums excluding business which is ceded to third party captives, including business related to large warranty programs. • Statutory capital and surplus represents the excess of an insurance company's admitted assets over its liabilities, including loss reserves, as determined in accordance with statutory accounting practices. • Net investment income from fixed income securities, as presented, includes both fixed maturity securities and non-redeemable preferred stock. • Certain immaterial differences are due to rounding. • N/M = Not Meaningful 19